STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT FEBRUARY 28, 1997

Strategist Income Fund, Inc. (Jan. 29, 1997)   S-6124-20 C

The front cover of the SAI has been revised to state:

This Statement of Additional Information is not a prospectus. It should be read together with the Fund's prospectus and the financial statements contained in the Semi-Annual Report which may be obtained by calling American Express Financial Direct, 1-800-AXP-SERV (TTY: 1-800-710-5260) or by writing to P.O. Box 59196, Minneapolis, MN 55459-0196

This SAI is dated Jan. 29, 1997, and it is to be used with the Funds' prospectus dated Jan. 29, 1997, and the Semi-Annual Report for the fiscal period ended Nov. 30, 1996.

The second paragraph under the section titled "Investment
Management Services Agreement" has been revised to state:

On Nov. 30, 1996, the daily rates applied to the Portfolio's net assets on an annual basis were equal to 0.508% for Government Income Portfolio, 0.566% for High Yield Portfolio and 0.510% for Quality Income Portfolio. The fee is calculated for each calendar day on the basis of net assets at the close of business two days prior to the day for which the calculation is made.

The section titled "INDEPENDENT AUDITORS" has been revised to state:

The Funds' and corresponding Portfolios' financial statements to be contained in its Annual Report to shareholders at the end of the fiscal year will be audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Funds.

A section titled "FINANCIAL STATEMENTS" has been added as follows:

The Fund's Financial Statements contained in the 1997 Semi-Annual
Report are hereby incorporated in this Statement of Additional
Information by reference.

S-6124-21C(2/97)
Destroy July 30, 1997